UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005 (May 12, 2005)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation or
organization)

3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 13, 2005, Arkansas Best Corporation (“The Company”) issued a press release announcing that John W. Alden has been named to the Company’s Board of Directors effective May 12, 2005.

Mr. Alden qualifies as an independent Director pursuant to applicable SEC and NASDAQ independence standards. There were no arrangement or understandings between Mr. Alden and any other person pursuant to which he was selected as a Director, and there are and have been no transactions, either since the beginning of the Company’s last fiscal year or that are currently proposed, regarding Mr. Alden that are required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K. Mr. Alden has not been appointed to committees of the Board of Directors at this time.

A copy of the press release is attached as an exhibit to this Report on Form 8-K.

ITEM 9.01 EXHIBITS

99.1	Press release of Arkansas Best Corporation dated May 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION

(Registrant)

Date:	May 13, 2005	/s/	Richard F. Cooper

Richard F. Cooper,
Senior Vice President – Administration